UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 19, 2021

Waverley Capital Acquisition Corp. 1

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40748	98-1586578
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

535 Ramona Street, Suite #8

Palo Alto, CA 94301

(Address of principal executive offices, including zip code)

(650) 308-9907

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-third of one redeemable public warrant	WAVCU	New York Stock Exchange
Class A ordinary share, $0.0001 par value	WAVC	New York Stock Exchange
Warrants, each whole public warrant exercisable for one Class A ordinary share, at an exercise price of $11.50 per share	WAVCW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On August 24, 2021, Waverley Capital Acquisition Corp. 1 (the “Company”) consummated its initial public offering (the “IPO”) of 20,000,000 units (the “Units”). Each Unit consists of one share of the Company’s Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Share”), and one-third of one redeemable warrant of the Company (each whole warrant, a “Public Warrant”), with each whole Public Warrant entitling the holder thereof to purchase one whole Class A Ordinary Share at a price of $11.50 per share, subject to adjustment as provided in the Company’s registration statement on Form S-1 (File No. 333-254842) (as amended, the “Registration Statement”). The Units were sold to the public at an offering price of $10.00 per Unit. The Company has granted the underwriters an option to purchase up to 3,000,000 additional Units at the public offering price to cover over-allotments, if any. The Units were sold at a price of $10.00 per unit, generating gross proceeds to the Company of $200,000,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement:

•

an underwriting agreement, dated August 19, 2021, by and among the Company, Evercore Group L.L.C. and Morgan Stanley & Co. LLC, as representatives of the several underwriters named therein, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference;

•

a public warrant agreement, dated as of August 19, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference;

•

a private warrant agreement, dated as of August 19, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.2 hereto and incorporated herein by reference;

•

an investment management trust agreement, dated as of August 19, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference;

•

a registration and shareholder rights agreement, dated as of August 19, 2021, by and among the Company, the Company’s sponsor, WCAC1 Sponsor LLC (the “Sponsor”), and certain other security holders named therein, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference;

•

a private placement warrants purchase agreement, dated as of August 19, 2021, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference;

•

a letter agreement, dated August 19, 2021 (the “Letter Agreement”), by and among the Company, the Sponsor and the Company’s executive officers and directors, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference;

•	an administrative support agreement, dated as of August 19, 2021, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference;

•	an indemnity agreement, dated as of August 19, 2021, by and between the Company and Edgar Bronfman Jr., a copy of which is attached as Exhibit 10.6 hereto and incorporated herein by reference;

•	an indemnity agreement, dated as of August 19, 2021, by and between the Company and Daniel Leff, a copy of which is attached as Exhibit 10.7 hereto and incorporated herein by reference;

•	an indemnity agreement, dated as of August 19, 2021, by and between the Company and Alan Henricks, a copy of which is attached as Exhibit 10.8 hereto and incorporated herein by reference;

•	an indemnity agreement, dated as of August 19, 2021, by and between the Company and David Gandler, a copy of which is attached as Exhibit 10.9 hereto and incorporated herein by reference;

•	an indemnity agreement, dated as of August 19, 2021, by and between the Company and Jeffrey Bewkes, a copy of which is attached as Exhibit 10.10 hereto and incorporated herein by reference;

•	an indemnity agreement, dated as of August 19, 2021, by and between the Company and Chris Silbermann, a copy of which is attached as Exhibit 10.11 hereto and incorporated herein by reference; and

•	an indemnity agreement, dated as of August 19, 2021, by and between the Company and Alfred E. Osborne, Jr., a copy of which is attached as Exhibit 10.12 hereto and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, the Company completed the private sale of an aggregate of 4,666,667 private placement warrants (the “Private Placement Warrants”) to the Sponsor at a purchase price of $1.50 per Private Placement Warrant, generating gross proceeds to the Company of $7,000,000. The Private Placement Warrants are not redeemable by the Company. The issuance of the Private Placement Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 19, 2021, in connection with the IPO, Mr. David Gandler, Mr. Jeffrey Bewkes, Mr. Chris Silbermann, and Mr. Alfred Osborne, Jr. were appointed to the board of directors of the Company (the “Board”). Each of Mr. Gandler, Mr. Bewkes, Mr. Silbermann, and Mr. Osborne, is an independent director. Effective August 19, 2021, Mr. Osborne, Mr. Bronfman, Jr. and Mr. Leff were appointed to the Audit Committee of the Board, with Mr. Osborne serving as the chair of the Audit Committee. Effective August 19, 2021, Mr. Bewkes, Mr. Bronfman, Jr., and Mr. Leff were appointed to the Compensation Committee of the Board, with Mr. Bewkes serving as the chair of the Compensation Committee. Effective August 19, 2021, Mr. Silbermann, Mr. Bronfman Jr. and Mr. Leff were appointed to the Nominating Committee of the Board, with Mr. Silbermann serving as the chair of the Nominating Committee.

Following the appointment of Mr. Gandler, Mr. Bewkes, Mr. Silbermann, and Mr. Osborne, the Board is comprised of the following three classes: (i) the term of office of the first class of directors, consisting of Mr. Osborne and Mr. Bewkes, will expire at the Company’s first annual meeting of shareholders; (ii) the term of office of the second class of directors, consisting of Mr. Silbermann and Mr. Gandler, will expire at the Company’s second annual meeting of shareholders; and (iii) the term of office of the third class of directors, consisting of Mr. Bronfman Jr. and Mr. Leff, will expire at the Company’s third annual meeting of shareholders.

On August 19, 2021, each of Mr. Bronfman, Jr., Mr. Leff, Mr. Gandler, Mr. Bewkes, Mr. Silbermann, Mr. Osborne and Mr. Henricks entered into the Letter Agreement as well as an indemnity agreement with the Company. In addition, the Sponsor has assigned 45,000 Class B ordinary shares, par value $0.0001, of the Company to each of Mr. Gandler, Mr. Bewkes, Mr. Silbermann, Mr. Osborne and Mr. Henricks.

Other than the foregoing, none of the directors are party to any arrangement or understanding with any person pursuant to which they were appointed as directors nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

The foregoing descriptions of the Letter Agreement and indemnity agreements do not purport to be complete and are qualified in their entireties by reference to the Letter Agreement and the indemnity agreements, copies of which are attached as Exhibit 10.4 and Exhibits 10.6 through 10.12 hereto and incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the IPO, the Company adopted the amended and restated memorandum and articles of association (the “Amended and Restated Memorandum and Articles of Association”), which both amends and restates the provisions of the memorandum and articles of association of the Company. A copy of the Amended and Restated Memorandum and Articles of Association is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01 Other Events.

A total of $200,000,000, which amount includes $7,000,000 of the underwriters’ deferred discount, was placed in a U.S.-based trust account, maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes, if any, and up to $100,000 of interest to pay dissolution expenses, the proceeds from the IPO and the sale of the Private Placement Warrants held in the trust account will not be released from the trust account (1) to the Company, until the completion of the Company’s initial business combination or (2) to the Company’s public shareholders, until the earliest of (a) the completion of the Company’s initial business combination, and then only in connection with the Class A Ordinary Shares that the Company’s public shareholders properly elected to redeem, subject to the limitations described in the Registration Statement, (b) the redemption of the public Class A Ordinary Shares properly tendered in connection with a shareholder vote to amend the Amended and Restated Memorandum and Articles of Association (A) to modify the substance or timing of the Company’s obligation to provide holders of the Class A Ordinary Shares the right to have their the Class A Ordinary Shares redeemed in connection with the Company’s initial business combination or to redeem 100% of the public Class A Ordinary Shares if the Company does not complete its initial business combination within twenty-four (24) months from the closing of the IPO or (B) with respect to any other provision relating to the rights of holders of the Class A Ordinary Shares, and (c) the redemption of the public Class A Ordinary Shares if the Company has not consummated its business combination within twenty-four (24) months from the closing of the IPO, subject to applicable law.

On August 19, 2021, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On August 24, 2021, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated August 19, 2021 by and among Waverley Capital Acquisition Corp. 1, Evercore Group L.L.C and Morgan Stanley & Co. LLC.

3.1	Amended and Restated Memorandum and Articles of Association of Waverley Capital Acquisition Corp. 1.

Exhibit No.	Description

4.1	Public Warrant Agreement, dated as of August 19, 2021, by and between Waverley Capital Acquisition Corp. 1 and Continental Stock Transfer & Trust Company, as warrant agent.

4.2	Private Warrant Agreement, dated as of August 19, 2021, by and between Waverley Capital Acquisition Corp. 1 and Continental Stock Transfer & Trust Company, as warrant agent.

10.1	Investment Management Trust Agreement, dated as of August 19, 2021, by and between Waverley Capital Acquisition Corp. 1 and Continental Stock Transfer & Trust Company, as trustee.

10.2	Registration and Shareholder Rights Agreement, dated as of August 19, 2021, by and among Waverley Capital Acquisition Corp. 1, WCAC1 Sponsor LLC and certain other security holders named therein.

10.3	Private Placement Warrants Purchase Agreement, dated as of August 19, 2021, by and between Waverley Capital Acquisition Corp. 1 and WCAC1 Sponsor LLC.

10.4	Letter Agreement, dated as of August 19, 2021, by and among Waverley Capital Acquisition Corp. 1, WCAC1 Sponsor LLC and Waverley Capital Acquisition Corp. 1’s executive officers and directors.

10.5	Administrative Support Agreement, dated as of August 19, 2021, by and between Waverley Capital Acquisition Corp. 1 and WCAC1 Sponsor LLC.

10.6	Indemnity Agreement, dated as of August 19, 2021, by and between Waverley Capital Acquisition Corp. 1 and Edgar Bronfman, Jr.

10.7	Indemnity Agreement, dated as of August 19, 2021, by and between Waverley Capital Acquisition Corp. 1 and Daniel Leff.

10.8	Indemnity Agreement, dated as of August 19, 2021, by and between Waverley Capital Acquisition Corp. 1 and Alan Henricks.

10.9	Indemnity Agreement, dated as of August 19, 2021, by and between Waverley Capital Acquisition Corp. 1 and David Gandler.

10.10	Indemnity Agreement, dated as of August 19, 2021, by and between Waverley Capital Acquisition Corp. 1 and Jeffrey Bewkes.

10.11	Indemnity Agreement, dated as of August 19, 2021, by and between Waverley Capital Acquisition Corp. 1 and Chris Silbermann.

10.12	Indemnity Agreement, dated as of August 19, 2021, by and between Waverley Capital Acquisition Corp. 1 and Alfred E. Osborne, Jr.

99.1	Press Release, dated August 19, 2021.

99.2	Press Release, dated August 24, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAVERLEY CAPITAL ACQUISITION CORP. 1

Date: August 25, 2021	By:	/s/ Alan Henricks
		Name:	Alan Henricks
		Title:	Chief Financial Officer